Exhibit 10.71

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of the 11th day of January 2021, by and between Live Ventures Incorporated (formerly known as LiveDeal, Inc.), a Nevada corporation (the “Company”), and Jon Isaac (“Executive”).

WHEREAS, the Company and Executive have entered into an employment agreement, effective as of January 1, 2013 which was subsequently amended on January 16, 2018 (as amended, the “Employment Agreement”); and

WHEREAS, the Company and Executive desire to further amend the Employment Agreement in the manner reflected herein.

In consideration of the mutual promises, covenants and agreements herein contained, intending to be legally bound, the parties agree as follows:

 1.Section 2 of the Employment Agreement hereby is further amended so that the Term is deemed to continue until December 31, 2023, or upon the date of termination of employment pursuant to Section 6 of the Employment Agreement; provided, however, that the Term may be extended as mutually agreed to by the parties.

2.This amendment is deemed to be effective as of December 31, 2020.

3.Except as specifically amended hereby, the Employment Agreement shall remain in full force and effect.

4.This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Signature Page Follows]

Exhibit 10.71

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

LIVE VENTURES INCORPORATED, a Nevada corporation	EXECUTIVE
By: __/s/ Michael J. Stein_________ Name: Michael J. Stein Title: Senior Vice President and General Counsel	_____/s/ Jon Isaac___________ Jon Isaac

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